UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2009

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

Maryland	000-53649	26-0658752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2009, KBS Real Estate Investment Trust II, Inc. (the “Company”) filed a Form 8-K dated August 26, 2009 with regard to the acquisition of three office buildings containing 570,038 rentable square feet in Fairfax, Virginia (the “Willow Oaks Corporate Center”). The Company hereby amends the Form 8-K dated August 26, 2009 to provide the required financial information related to its acquisition of the Willow Oaks Corporate Center.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Willow Oaks Corporate Center

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2009 (unaudited) and the Year Ended December 31, 2008	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2009 (unaudited) and the Year Ended December 31, 2008	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust II, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of June 30, 2009	F-6

	Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2009	F-8

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2008	F-10

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: October 16, 2009	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Willow Oaks Corporate Center for the year ended December 31, 2008. This statement is the responsibility of the Willow Oaks Corporate Center’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Willow Oaks Corporate Center’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Willow Oaks Corporate Center’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Willow Oaks Corporate Center’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Willow Oaks Corporate Center for the year ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

October 16, 2009

WILLOW OAKS CORPORATE CENTER

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

(in thousands)

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
	(unaudited)
Revenues:
Rental income	$7,455	$14,729
Tenant reimbursements	519	979
Other income	5	17

Total revenues	7,979	15,725

Expenses:
Repairs and maintenance	1,122	1,985
Real estate, property-related taxes and insurance	760	1,538
Utilities	699	1,324
General and administrative expenses	314	618

Total expenses	2,895	5,465

Revenues over certain operating expenses	$5,084	$10,260

See accompanying notes.

WILLOW OAKS CORPORATE CENTER

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2009 (unaudited)

and the Year Ended December 31, 2008

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On August 26, 2009, KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) acquired, through an indirect wholly owned subsidiary, three office buildings containing 570,038 rentable square feet (unaudited) in Fairfax, Virginia (the “Willow Oaks Corporate Center”) from Cognac Willow Oaks, LLC (the “Seller”), an unaffiliated entity. The Willow Oaks Corporate Center is located on approximately 11.4 acres of land (unaudited). The purchase price of the Willow Oaks Corporate Center was $112.2 million.

KBS REIT II is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate and real estate-related investments.

2.	BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

The Willow Oaks Corporate Center is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT II expects to incur in the future operations of the Willow Oaks Corporate Center. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Willow Oaks Corporate Center.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Willow Oaks Corporate Center was acquired from an unaffiliated party and (ii) based on due diligence of the Willow Oaks Corporate Center by KBS REIT II, management is not aware of any material factors relating to the Willow Oaks Corporate Center that would cause this financial information not to be indicative of future operating results.

Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $411,642 for the year ended December 31, 2008 and increased rental revenue by $396,300 for the six months ended June 30, 2009 (unaudited).

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS

As of December 31, 2008, the Willow Oaks Corporate Center was 93% leased by 14 tenants. For the year ended December 31, 2008, the Willow Oaks Corporate Center earned approximately 29% and 25% of its rental income from two tenants, respectively, that provide IT services and business solutions to the government as well as the private sector. One of the tenants has two leases: one lease expires on June 30, 2010 (25,158 square feet) with no extension option and the other lease expires on March 31, 2013 (73,244 square feet) with a single option to extend the term by three years. The second tenant has multiple leases in two buildings, all of which expire on July 31, 2015 with options to extend the terms by five years and with respect to one building, the tenant has two five-year extension options. This tenant has the one-time option to terminate a single floor of one of the buildings or all of its space in that building (up to 106,828 square feet) as of July 2012, subject to a termination fee.

WILLOW OAKS CORPORATE CENTER

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Six Months Ended June 30, 2009 (unaudited)

and the Year Ended December 31, 2008

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2008, future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2009	$14,087
2010	12,445
2011	12,658
2012	12,091
2013	9,136
Thereafter	16,783

$77,200

6.	INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the six months ended June 30, 2009 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

7.	COMMITMENTS AND CONTINGENCIES

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2008 and June 30, 2009, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2008 and for the three and six months ended June 30, 2009, and the notes thereto. The consolidated financial statements of KBS REIT II as of and for the year ended December 31, 2008 and the consolidated financial statements as of and for the three and six months ended June 30, 2009 have been included in KBS REIT II’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Mountain View Corporate Center and the Campus Drive Buildings, which have been included in KBS REIT II’s prior filings with the SEC and the statements of revenues over certain operating expenses and the notes thereto of Willow Oaks Corporate Center, which is included in this filing.

The following unaudited pro forma balance sheet as of June 30, 2009 has been prepared to give effect to the acquisition of the Willow Oaks Corporate Center as if the acquisition occurred on June 30, 2009.

The following unaudited pro forma statements of operations for the six months ended June 30, 2009 and for the year ended December 31, 2008 have been prepared to give effect to the acquisitions of Mountain View Corporate Center, the Campus Drive Buildings, the 350 E. Plumeria Building, the Northern Trust Building A-Note, the One Liberty Plaza Notes and the Willow Oaks Corporate Center, as if the acquisitions occurred on January 1, 2008.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Mountain View Corporate Center, the Campus Drive Buildings, the 350 E. Plumeria Building, the Northern Trust Building A-Note, the One Liberty Plaza Notes and the Willow Oaks Corporate Center been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2009

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Willow Oaks Corporate Center (b)		Pro Forma Total
Assets
Real estate:
Land	$35,307	$25,300	(c)	$60,607
Buildings and improvements	380,531	66,967	(c)	447,498
Tenant origination and absorption costs	46,182	20,845	(c)	67,027

Total real estate, cost	462,020	113,112		575,132
Less accumulated depreciation and amortization	(18,547)	-		(18,547)

Total real estate, net	443,473	113,112		556,585
Real estate loans receivable, net	127,920	-		127,920

Total real estate and real estate-related investments, net	571,393	113,112		684,505
Cash and cash equivalents	226,089	-		226,089
Rents and other receivables, net	3,150	-		3,150
Above-market leases, net	218	2,230	(c)	2,448
Deferred financing costs, prepaid expenses and other assets	2,038	-		2,038

Total assets	$802,888	$115,342		$918,230

Liabilities and stockholders’ equity
Notes payable	$207,460	$-		$207,460
Accounts payable and accrued liabilities	4,445	-		4,445
Due to affiliates	174	-		174
Distributions payable	3,361	-		3,361
Below-market leases, net	19,576	3,168	(c)	22,744
Other liabilities	1,691	-		1,691

Total liabilities	236,707	3,168		239,875

Commitments and contingencies
Redeemable common stock	9,201	-		9,201
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-		-
Common stock, $.01 par value;
1,000,000,000 shares authorized, 65,479,670 shares issued and outstanding, 78,020,073 pro forma shares	655	125		780
Additional paid-in capital	574,057	112,049		686,106
Cumulative distributions and net loss	(17,732)	-		(17,732)

Total stockholders’ equity	556,980	112,174		669,154

Total liabilities and stockholders’ equity	$802,888	$115,342		$918,230

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2009

(a)	Historical financial information derived from KBS REIT II’s quarterly report on Form 10-Q as of June 30, 2009.

(b)	Represents the acquisition of the Willow Oaks Corporate Center. The purchase price of the Willow Oaks Corporate Center was $112.2 million and was funded with proceeds from KBS REIT II’s ongoing initial public offering.

(c)	KBS REIT II accounted for the acquisition in accordance with Statements of Financial Standards No. 141R, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	2008 Acquisitions (b)		One Liberty Plaza Notes		Willow Oaks Corporate Center		Pro Forma Total
Revenues:
Rental income	$21,808	$(1,049)	(c)	$-		$7,581	(c)	$28,340
Tenant reimbursements	4,330	-		-		519	(d)	4,849
Interest income from real estate loans receivable	7,691	159	(e)	1,437	(f)	-		9,287
Other operating income	15	-		-		5	(g)	20
Interest income	374	-		-		-		374

Total revenues	34,218	(890)		1,437		8,105		42,870

Expenses:
Operating, maintenance and management	5,525	-		-		2,135	(h)	7,660
Real estate taxes and insurance	1,913	-		-		760	(i)	2,673
Asset management fees to affiliate	2,039	-		59	(j)	426	(j)	2,524
General and administrative expenses	973	-		-		-		973
Depreciation and amortization	12,352	(1,577)	(k)	-		3,175	(k)	13,950
Interest expense	6,348	-		-		-		6,348

Total expenses	29,150	(1,577)		59		6,496		34,128

Net income	$5,068	$687		$1,378		$1,609		$8,742

Net income per common share, basic and diluted	$0.11							$0.14

Weighted-average number of common shares outstanding, basic and diluted	47,408,456							61,657,023

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009

(a)	Historical financial information derived from KBS REIT II’s Quarterly Report on Form 10-Q for the six months ended June 30, 2009.

(b)	Represents adjustments to historical operations of KBS REIT II to give effect to the acquisitions of the Mountain View Corporate Center, the Campus Drive Buildings, the 350 E. Plumeria Building and the Northern Trust Building A-Note (collectively, the “2008 Acquisitions”), as if these assets had been acquired as of January 1, 2008. Detailed pro forma information for the 2008 Acquisitions has been previously filed with the SEC.

(c)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the six months ended June 30, 2009. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2008. Above-market lease assets and below-market lease liabilities are amortized over the remaining life of the respective lease.

(d)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2009, based on historical operations of the previous owner.

(e)	Represents interest income, including accretion of discount on note receivable, on the Northern Trust Building A-Note (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2009. The loan receivable was purchased at a discount for $57.4 million, plus closing costs. The discount is recognized as interest income over the remaining life of the loan using the interest method. For the six months ended June 30, 2009, $1.3 million of discount accretion is included in interest income. Also included in this amount is $25,662 of amortization of closing costs related to the acquisition of this loan. The annualized effective interest rate on the Northern Trust Building A-Note is 12.9%. The annualized effective interest rate is calculated as the actual interest income recognized during the period, using the interest method, divided by the average amortized cost basis of the investment.

(f)	Represents interest income, including accretion of discount on note receivable, on the One Liberty Plaza Notes (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2009. The loan receivable was purchased at a discount for $66.7 million, plus closing costs. The discount is recognized as interest income over the remaining life of the loan using the interest method. For the six months ended June 30, 2009, $1.8 million of discount accretion is included in interest income. Also included in this amount is $28,131 of amortization of closing costs related to the acquisition of this loan. The annualized effective interest rate on the One Liberty Plaza Notes is 14.8%. The annualized effective interest rate is calculated as the actual interest income recognized during the period, using the interest method, divided by the average amortized cost basis of the investment.

(g)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2009, based on historical operations of the previous owner.

(h)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2009, based on historical operations of the previous owner.

(i)	Represents real estate taxes and insurance expense incurred by the respective property (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2009, based on historical operations of the previous owner.

(j)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2009 that would be due to affiliates had the assets been acquired on January 1, 2008. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment, inclusive of fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment. The asset management fee with respect to an investment in a loan (and investments other than real property) is calculated, each month, as one-twelfth of 0.75% of the lesser of (i) the amount actually paid to acquire or fund the loan (or other investment), inclusive of fees and expenses related thereto and the amount of any debt associated with or used to acquire or fund such investment and (ii) the outstanding principal amount of such loan (or other investment), plus the fees and expenses related to the acquisition or funding of such investment, as of the time of calculation.

(k)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II) for the six months ended June 30, 2009. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	2008 Acquisitions (b)		One Liberty Plaza Notes		Willow Oaks Corporate Center		Pro Forma Total
Revenues:
Rental income	$11,898	$30,385	(c)	$-		$15,369	(c)	$57,652
Tenant reimbursements	2,166	7,276	(d)	-		979	(d)	10,421
Interest income from real estate loans receivable	21	7,747	(e)	10,389	(f)	-		18,157
Other operating income	2	210	(g)	-		17	(g)	229
Interest income	589	-		-		-		589

Total revenues	14,676	45,618		10,389		16,365		87,048

Expenses:
Operating, maintenance and management	3,335	10,766	(h)	12	(i)	3,926	(h)	18,039
Real estate taxes and insurance	937	2,533	(j)	-		1,538	(j)	5,008
Asset management fees to affiliate	857	2,860	(k)	506	(k)	853	(k)	5,076
General and administrative expenses	810	-		-		-		810
Depreciation and amortization	6,974	15,248	(l)	-		5,657	(l)	27,879
Interest expense	4,345	12,727	(m)	-		-		17,072

Total expenses	17,258	44,134		518		11,974		73,884

Net income (loss)	$(2,582)	$1,484		$9,871		$4,391		$13,164

Net income (loss) per common share, basic and diluted	$(0.33)							$0.27

Weighted-average number of common shares outstanding, basic and diluted	7,926,366							48,830,011

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

(a)	Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2008.

(b)	Represents adjustments to historical operations of KBS REIT II to give effect to the acquisitions of the Mountain View Corporate Center, the Campus Drive Buildings, the 350 E. Plumeria Building and the Northern Trust Building A-Note (collectively, the “2008 Acquisitions”), as if these assets had been acquired as of January 1, 2008. Detailed pro forma information for the 2008 Acquisitions has been previously filed with the SEC.

(c)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2008. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2008. Above-market lease assets and below-market lease liabilities are amortized over the remaining life of the respective lease.

(d)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008, based on historical operations of the previous owners.

(e)	Represents interest income, including accretion of discount on note receivable, on the Northern Trust Building A-Note (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008. The loan receivable was purchased at a discount for $57.4 million, plus closing costs. The discount is recognized as interest income over the remaining life of the loan using the interest method. For the year ended December 31, 2008, $2.4 million of discount accretion is included in interest income. Also included in this amount is $47,093 of amortization of closing costs related to the acquisition of this loan. The annual effective interest rate on the Northern Trust Building A-Note is 12.9%. The annualized effective interest rate is calculated as the actual interest income recognized during the period, using the interest method, divided by the average amortized cost basis of the investment.

(f)	Represents interest income, including accretion of discount on note receivable, on the One Liberty Plaza Notes (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008. The loan receivable was purchased at a discount for $66.7 million, plus closing costs. The discount is recognized as interest income over the remaining life of the loan using the interest method. For the year ended December 31, 2008, $3.2 million of discount accretion is included in interest income. Also included in this amount is $50,260 of amortization of closing costs related to the acquisition of this loan. The annual effective interest rate on the One Liberty Plaza Notes is 14.8%. The annualized effective interest rate is calculated as the actual interest income recognized during the period, using the interest method, divided by the average amortized cost basis of the investment.

(g)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008, based on historical operations of the previous owners.

(h)	Represents (i) property operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008, based on historical operations of the previous owners and (ii) with respect to the 2008 Acquisitions, loan servicing fees related to the Northern Trust Building A-Note (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008.

(i)	Represents loan servicing fees (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008.

(j)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008, based on historical operations of the previous owners.

(k)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008 that would be due to affiliates had the assets been acquired on January 1, 2008. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment, inclusive of fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment. The asset management fee with respect to an investment in a loan (and investments other than real property) is calculated, each month, as one-twelfth of 0.75% of the lesser of (i) the amount actually paid to acquire or fund the loan (or other investment), inclusive of fees and expenses related thereto and the amount of any debt associated with or used to acquire or fund such investment and (ii) the outstanding principal amount of such loan (or other investment), plus the fees and expenses related to the acquisition or funding of such investment, as of the time of calculation.

(l)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2008. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)

For the Year Ended December 31, 2008

(m)	Represents loan fee amortization and interest expense incurred on the following senior and mezzanine loans:

Loan Amount

Six-month bridge loan secured by Mountain View Corporate Center. At the borrower’s election, the interest rate under this loan may be calculated at a variable rate of Prime or 225 basis points over one-month, three-month or six-month LIBOR by entering into a one-month, three-month or six-month LIBOR contract, respectively. The terms of this loan were modified upon the initial maturity date to extend the maturity date by six months and to change the interest rate to a variable rate of 275 basis points over 30-day LIBOR, but at no point shall the interest rate be less than 4.1% (average interest rate of 5.2% for the period). Loan amount represents the amount drawn under the mortgage loan at the time of acquisition and does not include subsequent draws made for general cash management

requirements.

$9,500,000

Six-month bridge loan secured by the 100 & 200 Campus Drive Buildings. At the borrower’s election, the interest rate under this loan may be calculated at a variable rate of Prime or 225 basis points over one-month, three-month or six-month LIBOR by entering into a one-month, three-month or six-month LIBOR contract, respectively. The terms of this loan were modified to extend the initial maturity by three months and to change the interest rate to a variable rate of 350 basis points over LIBOR, as reset daily, with the option to request a fixed rate equal to 350 basis points over 30-day LIBOR (average interest rate of 5.5% for the period).	89,800,000

Six-month mezzanine loan secured by a pledge of 100% of the equity interests in the subsidiary of KBS REIT II that holds title to the 100 & 200 Campus Drive Buildings, which bears interest at a floating rate of 370 basis points over 30-day LIBOR (average interest rate of 6.4% for the period).	28,526,200

Fixed rate loan secured by the 300-600 Campus Drive Buildings, which bears interest at a rate of 5.9% per annum, maturing April 10, 2014.	93,850,000

Nine-month mezzanine loan secured by a pledge of 100% of the equity interests in the subsidiary of KBS REIT II that holds title to the 300-600 Campus Drive Buildings, which bears interest at a fixed rate of 5.8% per annum for the first four months of the loan and the interest rate is increased on a monthly basis by 0.5% per annum thereafter.	47,000,000

$268,676,200

Interest expense on the senior and mezzanine loans has been calculated for the entire period assuming that upon maturity, the outstanding balance on any maturing loans would be refinanced on a long term basis at the existing contractual interest rate as of the maturity date.